UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                               Amendment No. 1 on
                                  FORM 8-K/A-1

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: January 15, 1999
               Date of earliest event reported: December 31, 1998


                               DELUXE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MINNESOTA                    1-7945                   41-0216800
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)


         3680 Victoria Street North, Shoreview, Minnesota         55126
--------------------------------------------------------------------------------
             (Address of principal executive offices)           (Zip Code)


                                  651/483-7111
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

The information supplied under Item 2 and Item 7 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 15, 1999 is hereby amended to read as follows:

Item 2. Acquisition or Disposition of Assets.


On December 31, 1998, pursuant to a stock and asset purchase agreement entered into on the same date, Deluxe Corporation sold all of the issued and outstanding capital stock of PaperDirect, Inc., which had been a wholly-owned subsidiary of the Company ("PaperDirect"), and all of the assets and liabilities of the Social Expressions division of Current, Inc., another wholly-owned subsidiary of the Company ("Social Expressions"), to SE/PDI Acquisition Corporation, a Minnesota corporation of which Glen A. Taylor, a resident of Minnesota, is the ultimate parent entity. The combined purchase price for both the capital stock of PaperDirect and the assets of Social Expressions was $77,100,000 in cash and the assumption of $9,847,000 in Current, Inc. liabilities.


Item 7. Financial Statements and Exhibits

None.

(b) Pro forma financial information filed as part of this report:

On December 31, 1998, the Company completed the sale of PaperDirect and Social Expressions. These businesses primarily sold specialty paper, greeting cards, and stationery products through direct mail.

The following unaudited pro forma consolidated financial statements reflect the pro forma results of the Company as if the transaction had been completed at an earlier date. These statements should be read in conjunction with the unaudited consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1998 and the audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997. The pro forma information may not be indicative of what the financial condition or results of operations of the Company would have been had the sale been completed on the dates assumed, nor is such information necessarily indicative of the financial condition or results of future operations of the Company.

(1) Pro forma consolidated statement of income (unaudited) for the year ended December 31, 1997:

                      DELUXE CORPORATION AND SUBSIDIARIES

                     PRO FORMA CONSOLIDATED INCOME STATEMENT

                          Year Ended December 31, 1997
                                   (Unaudited)

              (In millions)                                 Pro Forma Adjustments
                                       -------------------------------------------------------------
                                             Deluxe                                         Deluxe
                                          Corporation                                    Corporation
                                           Historical          I               II         Pro Forma
                                       -------------------------------------------------------------
NET SALES                                  $ 1,919.4      $  (231.2)                      $ 1,688.2

OPERATING EXPENSES
  Cost of sales                                883.2         (108.8)                          774.4
  Selling, general and administrative          797.6         (124.1)                          673.5
  Goodwill impairment charge                    82.9          (70.5)                           12.4
                                       -------------------------------------------------------------
    Total                                    1,763.7         (303.4)                        1,460.3
                                       -------------------------------------------------------------
INCOME FROM OPERATIONS                         155.7           72.2                           227.9

OTHER EXPENSE
  Other expense                                 31.7             .4                            32.1
  Interest expense                               8.8                                            8.8
                                       -------------------------------------------------------------
INCOME BEFORE INCOME TAXES                     115.2           71.8                           187.0
PROVISION FOR INCOME TAXES                      70.5                           10.7            81.2
                                       -------------------------------------------------------------
NET INCOME                                 $    44.7      $    71.8       $   (10.7)      $   105.8
                                       =============================================================

NET INCOME PER COMMON SHARE
-- Basic and Diluted                       $    0.55      $    0.88       $   (0.13)      $    1.29


See Notes to Pro Forma Consolidated Income Statements

(2) Pro forma consolidated statement of income (unaudited) for the nine months ended September 30, 1998:

                       DELUXE CORPORATION AND SUBSIDIARIES

                     PRO FORMA CONSOLIDATED INCOME STATEMENT

                      Nine Months Ended September 30, 1998
                                   (Unaudited)

              (In millions)                                Pro Forma Adjustments
                                       ----------------------------------------------------------
                                             Deluxe                                      Deluxe
                                          Corporation                                 Corporation
                                           Historical         I             II         Pro Forma
                                       ----------------------------------------------------------
NET SALES                                  $1,433.5       $ (149.9)                     $1,283.6

OPERATING EXPENSES
  Cost of sales                               693.2          (71.3)                        621.9
  Selling, general and administrative         596.5          (83.7)                        512.8
                                       ----------------------------------------------------------
    Total                                   1,289.7         (155.0)                      1,134.7
                                       ----------------------------------------------------------
INCOME FROM OPERATIONS                        143.8            5.1                         148.9

OTHER INCOME (EXPENSE)
  Other income                                 13.6           (1.0)                         12.6
  Interest expense                             (6.3)                                        (6.3)
                                       ----------------------------------------------------------
INCOME BEFORE INCOME TAXES                    151.1            4.1                         155.2
PROVISION FOR INCOME TAXES                     62.4                      $    1.4           63.8
                                       ----------------------------------------------------------
NET INCOME                                 $   88.7       $    4.1       $   (1.4)      $   91.4
                                       ==========================================================

NET INCOME PER COMMON
   SHARE
-- Basic and Diluted                       $   1.10       $   0.05       $  (0.02)      $   1.13


See Notes to Pro Forma Consolidated Income Statements

                NOTES TO PRO FORMA CONSOLIDATED INCOME STATEMENTS



1. Basis of Presentation - The Pro Forma Consolidated Income Statements assume that the sale of PaperDirect and Social Expressions, as described in Item 2 of this Report on Form 8-K/A-1 dated March 5, 1999, occurred as of January 1, 1997.


2.   Pro Forma Adjustments:

     I. Reflects the elimination of the PaperDirect and Social Expressions businesses historical results of operations, as previously included in the Company's consolidated statements of income.


     II. Reflects the tax effects related to the elimination of PaperDirect and Social Expressions historical results of operations. For the nine months ended September 30, 1998, the effective tax rate used is the statutory rate of 35 percent. For the year ended December 31, 1997, tax expense was recalculated to reflect the actual tax impact of the elimination of the results of the businesses sold.

3. No assumptions were made in the pro forma consolidated income statements concerning the use of the cash received in consideration for the sale of the businesses.

(3) Pro forma condensed consolidated balance sheet (unaudited) as of September 30, 1998.

                       DELUXE CORPORATION AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               September 30, 1998
                                   (Unaudited)

              (In millions)                                       Pro Forma Adjustments
                                                ----------------------------------------------------------
                                                     Deluxe                                       Deluxe
                                                  Corporation                                  Corporation
                                                   Historical          I             II         Pro Forma
                                                ----------------------------------------------------------
CURRENT ASSETS
  Cash and cash equivalents                         $  150.2       $   77.1                      $  227.3
  Marketable securities                                 17.5                                         17.5
  Accounts receivable                                  157.9           (6.2)                        151.7
  Inventories                                           50.4          (26.6)                         23.8
  Other current assets                                 122.9          (18.4)                        104.5
                                                ----------------------------------------------------------
    Total current assets                               498.9           25.9                         524.8
LONG-TERM INVESTMENTS                                   46.2                                         46.2
PROPERTY, PLANT AND
  EQUIPMENT -- NET                                     400.7          (42.4)                        358.3
INTANGIBLES -- NET                                     198.7           (4.7)                        194.0
                                                ----------------------------------------------------------
    TOTAL ASSETS                                    $1,144.5       $  (21.2)                     $1,123.3
                                                ==========================================================

CURRENT LIABILITIES                                 $  418.4       $  (14.5)      $   (3.4)      $  400.5
LONG-TERM DEBT                                         109.8                                        109.8
OTHER LONG-TERM LIABILITIES                             41.2            2.9                          44.1
SHAREHOLDERS' EQUITY
  Common Stock                                          80.3                                         80.3
  Retained Earnings                                    495.1           (9.6)           3.4          488.9
  Unearned compensation                                  (.3)                                         (.3)
  Net unrealized gain -- marketable securities            .2                                           .2
  Cumulative translation adjustment                      (.2)                                         (.2)
                                                ----------------------------------------------------------
    Total shareholders' equity                         575.1           (9.6)           3.4          568.9
                                                ----------------------------------------------------------
      TOTAL LIABILITIES AND
        SHAREHOLDERS' EQUITY                        $1,144.5       $  (21.2)      $    0.0       $1,123.3
                                                ==========================================================

See Notes to Pro Forma Condensed Consolidated Balance Sheet

             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET



1. Basis of Presentation - The Pro Forma Condensed Consolidated Balance Sheet assumes that the sale of PaperDirect and Social Expressions, as described in Item 2 of this Report on Form 8-K/A-1 dated March 5, 1999, occurred on September 30, 1998.


2.   Pro Forma Adjustments:

     I. Reflects the sale of the Company's equity interest in PaperDirect and the assets of Social Expressions, as well as all costs resulting from the sale. Cash consideration received is shown prior to any related transaction costs, as such costs are assumed to be paid subsequent to the sale date.

     II. Reflects the tax related to the pre-tax loss on disposal. The effective tax rate used is the statutory rate of 35 percent.


3. Had the businesses been sold on September 30, 1998, the loss recognized on the sale would have been $9.6 million. The actual loss on the sale recognized as of December 31, 1998 was $10.5 million.


(c) The following exhibit is filed as a part of this report:

Exhibit                                                               Method of
  No.                       Description                                Filing
  ---                       -----------                                ------

10.21    Stock and Asset Purchase Agreement made as of December         Filed
         31, 1998 among Deluxe Corporation, Current, Inc., a          herewith
         Colorado corporation and a wholly-owned subsidiary of Deluxe Corporation, SE/PDI Acquisition Corporation, a
         Minnesota corporation and Taylor Corporation, a Minnesota corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              DELUXE CORPORATION
                                                 (Registrant)
Date: March 4, 1999                           /s/ Thomas W. VanHimbergen
                                              --------------------------
                                              Senior Vice President and Chief
                                              Financial Officer
                                              (Chief Accounting Officer)